Earnings Per Share (EPS)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Earnings Per Share (EPS)

24. Earnings per share (EPS)

Earnings per share are calculated on the basis of the net loss for the year of the Biofrontera Group and the average ordinary shares in circulation in the financial year, in accordance with IAS 33.

	December 31, 2020	December 31, 2019	December 31, 2019
Number of weighted ordinary shares in circulation (on average)	54,179,685	44,690,009	43,695,794
Net loss for the year in EUR	(13,023)	(7,358)	(8,878)
Basic/diluted earnings per share in EUR	(0.24)	(0.16)	(0.20)

As part of the capital increase in February 2021, Biofrontera issued 8,969,870 new ordinary shares with subscription rights from January 1, 2020. After registration of the capital increase in the commercial register, the number of shares outstanding increased to 56,717,385. The capital increase has therefore been included in the calculation of the weighted average number of ordinary shares outstanding.

In principle, there are dilutive instruments. However, due to the loss situation, the diluted EPS corresponds to the undiluted EPS.

At the balance sheet date, there are options to convert the convertible bond into shares and stock options. Based on the conversion price of EUR 4.74 (previous year: EUR 4.75), 428,710 shares (previous year: 427,536 options) and 1,019,485 stock options (previous year: 1,519,985) can be exercised.